UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8—K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 4, 2006 (August 2, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of PrincipalExecutive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Seneca Gaming Corporation (“SGC”) issued a press release on August 2, 2006 announcing that all discussions between the Seneca Nation of Indians (“Seneca Nation”) and the City of Buffalo regarding the originally proposed Seneca Buffalo Creek Casino are over and that the Seneca Nation will instead begin construction of a temporary casino in the City of Buffalo.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibit

              99.1         Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: August 4, 2006	/s/ Barry W. Brandon
Name: Barry W. Brandon
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release

*                    Filed herewith